Exhibit 10.17

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

September 11, 2012

F.Hoffmann-La Roche Ltd Grenzacherstrasse 124 CH-4070 Basel Switzerland Attn: Corporate Law Fax: [*****]	cc: Hoffmann-La Roche Inc. 340 Kingsland Street Nutley, NJ 07110 USA Attn: Corporate Secretary Fax: [*****]	cc: Roche Palo Alto LLC 3431 Hillview Avenue Palo Alto, CA 94304 USA Attn: General Counsel Fax: [*****]

Re: 4th Letter Agreement (“4th Letter”)

Gentlemen:

Reference is made to the Amended and Restated License Agreement (the “ARLA”) dated December 10, 2008 by and between Roche Palo Alto LLC, Hoffmann-La Roche Inc. and F.Hoffmann-La Roche Ltd (collectively, “Roche”), and Synosia Therapeutics, Inc. (now Biotie Therapies, Inc.) and Synosia Therapeutics AG (now Biotie Therapies AG) (collectively, “Synosia”, now “Biotie”), as further modified by the Letter Agreement effective February 10, 2009 (“1st Letter”), the Letter Agreement dated October 20, 2009 (“2nd Letter”), the Letter Agreement dated May 7, 2010 (“3rd Letter”), and the June 16, 2010 letter that was superseded by the August 2, 2010 (“Tri-Partite Letter”). Capitalized terms used but not otherwise defined in this Letter shall have the meanings provided in the ARLA.

This 4th Letter, effective upon execution by all parties, will confirm the understanding of Biotie and Roche regarding the following matters.

Biotie and Roche, intending to be legally bound, hereby agree as follows:

Paragraph 5(b) of the 2nd Letter shall be deleted and replaced with the following new paragraph 5(b):

(b)	Exercise of the Tier 2 and Tier 3 Field Expansion Option

(i)	The Tier 2 and Tier 3 Field Expansion Option, if timely obtained by Synosia In accordance with paragraph 5(a) hereof, shall be exercisable by Synosia at any time on or before April 30, 2013 upon written notice to Roche and payment to Roche of [*****].

(ii)	Effective upon (i) exercise of the Tier 2 and Tier 3 Field Expansion Option in accordance with paragraph 5(b)(i) above and notwithstanding Section 1.19(b), (c), (d) or (e) of the ARLA to the contrary, the Tier 2 and Tier 3 Field shall, without further action on the part of Synosia or Roche, be the Expanded Tier 2 and Tier 3 Field.

For clarification, all references to Synosia In this new paragraph 5(b) of the 2nd Letter shall be deemed to refer to Biotie as defined in this 4th Letter.

This 4th Letter may be executed in two or more counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one Instrument.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

F.Hoffmann-La Roche Ltd

The ARLA (including the Exhibits thereto), as expressly amended by the 1st Letter, 2nd Letter, 3rd Letter, Tri-Partite Letter and this 4th Letter together with the Solvias Agreement, are both a final expression of the parties’ agreement and a complete and exclusive statement with respect to the subject matter thereof. Except as specifically amended by this 4th Letter, the ARLA, as previously amended, shall remain in full force and effect in accordance with its terms.

Please Indicate your acceptance of these terms by signing in the space provided below.

Sincerely,

BIOTIE THERAPIES INC.

By:	/s/ Ian J. Massey
Name:	Ian J. Massey
Title:	COO
Date:	Sept. 11, 2012

Agreed to and accepted as of the date set forth on the first page of this Letter:

F.HOFFMAN-LA ROCHE LTD		HOFFMAN-LA ROCHE INC.

By:	/s/ Christopher Carissimo	By:	/s/ Joseph S. McCracken
Name:	Christopher Carissimo	Name:	Joseph S. McCracken
Title:	Global Licensing Director	Title:	Vice President
Date:	Sept. 12, 2012	Date:	September 11, 2012

ROCHE PALO ALTO LLC

By:	/s/ Stefan Arnold	By:	/s/ Fredrick C. Kentz, III
Name:	Stefan Arnold	Name:	Fredrick C. Kentz, III
Title:	Head Legal Pharma	Title:	Vice President
Date:	Sept. 12, 2012	Date:

545546